EXHIBIT 99.1

GEE Group Adds Three Members to its Board of Directors

Jacksonville, FL, August 14, 2023 /Accesswire/ – GEE Group Inc. (NYSE American: JOB) together with its subsidiaries (collectively referred to as the “Company”, “GEE Group”, “us”, “our”, or “we”), a provider of professional staffing services and human resource solutions, today announced the addition of three new directors to the Company’s board of directors (the “Board”) and the resignation of a member. The newly elected directors include Jyrl James, David Sandberg, and J. Randall Waterfield. Carl Camden, a well respected staffing industry veteran who has been a valued member of the GEE Group’s Board since 2020, resigned from his position for health reasons.

Experienced and Results-Oriented Business Leaders

The new members of the GEE Group’s Board are proven business leaders with diverse skill sets and significant expertise with publicly traded companies. Jyrl James, David Sandberg and J. Randall Waterfield bring keen operational, financial and legal knowledge to the Company.

Jyrl James was appointed by the Board to serve as a Class I director to fill the vacancy caused as a result of Mr. Camden’s resignation. Ms. James was selected by the Board to serve as a member of its Compensation Committee, Nominating Committee and Corporate Governance Committee. She has significant business and legal experience serving large and small companies, both private and public and has been the general counsel and a consultant to several minority owned businesses. Ms. James served as general counsel and corporate secretary to an investment group at Queen City Venture Partners, LLC. She has been a key participant in various company acquisitions and led the development of infrastructures for both the legal and human resources functions. Her governance experience includes presenting to boards on various legal and structural matters and insuring that the documentation was thorough and correct. Ms. James was a pioneer and became the first in-house attorney for Adecco Group North America (“Adecco”), the largest subsidiary of the publicly traded, Zurich based global human resources solutions and staffing services company, Adecco SA, from 1998 to 2005. As Senior Vice President and General Counsel for North America, Ms. James was a member of key management of the then $4.5-billion-dollar enterprise of Adecco SA, then the world’s largest staffing services solutions and talent development provider. As part of the Adecco executive management team, Ms. James was a critical participant in setting the direction of the company, providing legal advice, and managing a wide range of legal activities through a team of 30 in-house attorneys in 3 countries and numerous outside counsels. She served as corporate secretary and held a government security clearance. Ms. James served as vice president of human resources and general counsel at the Akron Beacon-Journal, as an attorney specializing in employment/labor/benefits law at the Atlantic Richfield Company and at private law firms. She also served as chairperson of the California Agricultural Labor Relations Board. Ms. James has completed the University of Santa Clara Black Corporate Board Readiness program, a program that accelerates diversity in corporate governance by accompanying highly experienced, qualified Black leaders through a structured executive education program. She holds a degree in business and labor relations from the Illinois Institute of Technology and a law degree from DePaul University Law School.

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In light of that certain Cooperation Agreement, dated August 9, 2023 by and between the Company and Red Oak Partners, LLC (the “Cooperation Agreement”) and that certain Letter Agreement dated August 3, 2023 by and between the Company and J. Randall Waterfield (the “Letter Agreement”), on August 11, 2023 the Company amended its Amended and Restated By-Laws, as amended (the “By-Laws”) to increase the size of the Board by two seats, from seven to nine and (a) appointed Mr. David Sandberg to serve as a Class I director, to fill one (1) of the newly created vacancies resulting from the increase in the size of the Board, and (b) appointed Mr. J. Randall Waterfield, to serve as a Class II director to fill the other newly created vacancy resulting from the increase in the size of the Board. In addition, on August 11, 2023, the Board appointed Messrs. Sandberg and Waterfield to the Mergers and Acquisitions Committee of the Board, Mr. Sandberg to the Corporate Governance Committee of the Board and Mr. Waterfield to the Audit Committee of the Board.

David Sandberg has expertise in business, finance and investment matters and serves as the Managing Member, Founder, and Portfolio Manager of Red Oak Partners, LLC (“Red Oak Partners”), an investment advisory firm with a focus on value investing. Prior to founding Red Oak Partners, he co-managed J.H. Whitney & Co.’s Green River fund, a private equity firm. He has public and private company experience as a director and currently serves as Chairman of the Board of CBA Florida, Inc. (formerly OTC: CBAI), a board member of a healthcare service company, W.O. Partners, LLC, a privately-held parent company that owns and operates construction and poultry staffing companies and as a director of WTI Holdings, LLC, a privately-held holding company involving technology businesses. He has served on the board of directors of Asure Software, Inc. (NASDAQ: ASUR), a software services company, including as Chairman of the Board; SMTC Corporation (formerly NASDAQ: SMTX), a global manufacturing company, Planar Systems Inc. (formerly NASDAQ: PLNR), an electronics manufacturing company and RF Industries, Ltd. (NASDAQ: RFIL), an interconnect and cable products manufacturing company. His experience includes serving as a member of and as Chairman of each of the audit, compensation, nominating and governance, and strategic committees for various public companies. Mr. Sandberg graduated from Carnegie Mellon University with a B.S. in Industrial Management and a B.A. in Economics.

J. Randall Waterfield is the Chairman of the Board & Chief Executive Officer of Waterfield Holdings. Waterfield traces its roots back to 1928, when Richard H. Waterfield founded Waterfield Mortgage Company and Waterfield Insurance Agency in Fort Wayne, Indiana. After selling the largest private mortgage company in the US and largest Indiana based bank in 2006 and 2007 respectively, Waterfield has diversified into technology, real estate, asset management and merchant banking. Waterfield today has over $2 billion in managed assets. Mr. Waterfield was the 2017-2018 Chairman of Young Presidents’ Organization (YPO) International (www.ypo.org) an organization of over 34,000 CEOs from over 140 countries with combined revenue of over US$ 9 trillion. He has public and private company board experience and is currently a director of 26 Capital Acquisition Corp. (NASDAQ: ADER), US Strategic Metals, Linden Lab, WO Partners and WTI Holdings, and has served on various boards previously including SMTC Corporation (NASDAQ: SMTX), Red Oak Partners, RF Industries (NASDAQ: RFIL), and Asure Software (NASDAQ: ASUR). Prior to joining Waterfield, J. Randall Waterfield was employed by Goldman Sachs Asset Management, where he was responsible for the small cap growth portfolios. Through the Waterfield Foundation and J. Randall Waterfield Foundation, Mr. Waterfield supports a variety of environmental and Midwestern based causes. Mr. Waterfield graduated from Harvard University in 1996; he holds the Chartered Financial Analyst designation (CFA) and is a member of MENSA.

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Management Comments

In reference to the new director appointments, Derek Dewan, Chairman and Chief Executive Officer of GEE Group, said, "The new board members bring a wealth of knowledge to our Company. Their business acumen, financial expertise and governance knowledge will be most valuable to GEE. Dewan further commented, "In these challenging times, the Company is most fortunate to be able to tap the collective knowledge of our stellar Board of Directors to help the executive team navigate through near-term challenges and capitalize on the emerging opportunities arising from a monumental change in the work environment which we believe will be centered around “on-demand” labor and the “free agent” workforce.

Forward-looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include without limitation information relating to our intended share repurchases, the amount and timing of share repurchases, the possibility that the share repurchase program may be discontinued or suspended, anticipated cash flow generation and expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," “pro forma”, "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the “Novel Coronavirus” (“COVID”-19), has been detrimental and may continue to negatively impact and disrupt the Company’s business operations. The health outbreak has caused a significant negative effect on the global economy, employment in general including the lack of demand for the Company’s services which was exacerbated by government and client directed “quarantines”, “remote working”, “shut-downs” and “social distancing”. There is no assurance that conditions will not persist or worsen and further negatively impact GEE Group. Certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as the deadly “coronavirus” (COVID-19) or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

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About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

Contact:

GEE Group Inc.

Kim Thorpe

630.954.0400

invest@genp.com

SOURCE: GEE Group Inc.

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